EXHIBIT 99.2

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in the places marked ‘[***]’ and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

LICENSE AGREEMENT

This LICENSE AGREEMENT (the “Agreement”) is dated as of the date of the last signature below (the “Effective Date”), by and between Entia Biosciences, Inc. of 13565 SW Tualatin-Sherwood Rd. Suite 800, Sherwood, Oregon 97140 (“Licensor”) and GROH BEAUTY CORP of 508 SW 12th Avenue, Deerfield Beach, Florida 33442 (“Licensee”).  Licensor and/or Licensee are sometimes individually referred to as a “Party” and collectively as the “Parties”.

WHEREAS, Licensor owns and/or is the exclusive licensee of the rights in the Compound and regularly produces the Compound for sale to third parties and Licensor wishes to sell the Compound to Licensee;

WHEREAS, Licensee wishes to purchase the Compound from Licensee for use in producing the Articles;

WHEREAS, Licensor has developed Formulations using the Compound to produce the Existing Products for the treatment of hair, skin and anti-aging, and owns certain Trademarks, and Licensor wishes to license to Licensee the Formulations, Trademarks and certain other rights; and

WHEREAS, Licensee wishes to license from Licensor the Formulations, Trademarks and certain other rights.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Definitions:

(a) “Articles” means cosmetics, beauty care, and supplements and nutraceutical products that are within the Fields of Use and made with the Compound.

(b) “Compound” means that compound derived from mushrooms covered by the Patents and produced by the Method of Production in either powder form currently known as ErgoD2 powder or liquid form currently known as ErgoD2 water.

(c) “Confidential Information” means any and all proprietary information belonging to the disclosing party, whether tangible or intangible, written or oral, including, without limitation, books and records, computer software and files, lists of (or proprietary information concerning) its customers, suppliers, vendors and other business relationships, and any other item which may properly be classified as a protected trade secret.

(d) “Copyrights” means those works set forth or described on Schedule A of this Agreement, which schedule is incorporated by this reference and which may be amended from time to time by the mutual written agreement of the Parties.

(e) “Existing Products” means those Articles set forth on Schedule B, which schedule is incorporated by this reference and which may be amended from time to time by the mutual written agreement of the Parties.

(f) “Fields of Use” means the cosmetics and beauty care markets, the supplement and nutraceutical markets, to the extent these are related to cosmetics and beauty care and including, without limitation, hair care, skin care and anti-aging.

(g) “Formulations” means those formulae and processes developed by Licensor for use of the Compound in the production of the Existing Products, including modifications made to such formulae and processes for any reason, including, but not limited, to addressing the scarcity of any component in the formulation or any governmental restriction that prohibits the sale of the unmodified formulation for any reason.  Formulations expressly exclude formulae and processes used by Licensor in manufacturing the Compound itself.

(h) “Method of Production” means Licensor’s proprietary method of producing the Compound through its proprietary procedures, trade secrets and patented technologies.

(i) “Net Sales” means the total revenues based on gross invoiced sales of Articles, excluding sales and similar taxes, discounts, allowances, credits for returns, rebates, import duties and other governmental charges, freight and transportation charges, and insurance.  For cases in which Articles are sold by Licensee in combination (packaged inseparably) with other Licensee products, Net Sales, for purposes of determining royalty payments on such combination, shall be calculated based on the reasonable portion of the Net Sales price attributable to the Articles.

(j) “Patents” means those patents set forth on Schedule C of this Agreement, which schedule is incorporated by this reference and which may be amended from time to time by the mutual written agreement of the Parties, together with all continuations or continuations-in-part, divisionals, reissues and re-examinations and any rights in any other patents resulting from or claiming a priority from the patents listed in Schedule C.

(k) “Technology” means the Patents and the Method of Production.

(l) “Term” means the time period beginning on the Effective Date and ending on the date that is expiration date of the last Patent.

(m) “Territory” means the world.

(n) “Trademarks” means the trade names, trademarks, service marks, and other indicia set forth on Schedule D of this Agreement, which schedule is incorporated by this reference and which may be amended from time to time by the mutual written agreement of the Parties.

2. Grant of Rights:

(a) During the Term and within the Territory, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, the exclusive, sublicenseable, assignable and non-revocable right and license, but, except as noted in 2(a)(i) below, not the obligation, to:

(i) use the Compound in the Fields of Use including, without limitation, in the production of the Existing Products, provided such use results in Net Sales prior to a date 180 days from the Effective Date;

(ii) make and have made, to use and have used, to sell and have sold, to offer to sell, in the Fields of Use and the right to practice or have practiced the Formulations, as well as methods for making and using the Formulations in the Fields of Use;

(iii) with respect to the Articles and other Licensee products, solely within the Fields of Use, employ the Trademarks: (a) in connection with the manufacture, promotion, sale and distribution thereof; (b) on all packaging materials, containers and promotional materials related thereto; and (c) in connection with the publicity, sales and advertising of thereof, including online, in newspapers, magazines, radio, television, cinema and similar media presently existing or that may exist in the future, subject to:

(A) reasonable requirements by the Licensor as to quality, manufacturing, packaging and notice standards for such Articles; and

(B)  when used alone (away from the word “GROH”), “ErgoD2” will be accompanied by words such as “includes” or “powered by,” along with an acknowledgement the ErgoD2 is a registered trademark of Entia Biosciences, Inc. or its successors and assigns.

(iv) reproduce, prepare derivative works of, distribute copies of, perform publicly and display publicly the Copyrights.

(b) Without limiting the generality of the foregoing, and for the avoidance of doubt, Licensor shall not, during the Term, grant any rights to any third party in connection with the Articles or other products within the Fields of Use, for the Trademark, provided that Licensor retains the right to use “Created by nature, Unlocked by science” in all other fields, including, but not necessarily limited to allopathic and homeopathic pharmaceuticals, medical foods, supplements and nutraceuticals.

3. Licensor’s Additional Covenants:

During the Term, Licensor shall:

 (a) not sell the Compound in powder or liquid form to any third party intended for use in the Fields of Use;

(b) not compete with Licensee in any commercial or business venture regarding the development and marketing of the Formulations in the Fields of Use.

(c) use its best efforts to ascertain whether buyers of its Compound will use the Compound in the Fields of Use; and

(d) immediately discontinue selling the Compound to any buyers that are discovered to be using the Compound in the Fields of Use.

4. License Fee:

In exchange for the rights granted by the Licensor to the Licensee in this Agreement, Licensee shall pay to Licensor the following:

(a) Initial license fee of [***] (the “Initial License Fee”), to be payable on the following schedule:

(i) [***] promptly on the Effective Date of this Agreement; and

(ii) [***] no later than five business days following the earlier of either: (A) Licensee’s first commercial shipment of Articles; or (B) April 1, 2017 (the “First Shipment Date”), provided that such payment is expressly subject to the provisions of Section 11 hereof.

(b) The following royalties (collectively, the “Royalties”):

(i) During the year beginning on the First Shipment Date and ending one (1) twelve month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales of  (the “Year One Minimum”).

(ii) During the year beginning on the date that is one (1) year after the First Shipment Date and ending one (1) twelve-month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales (the “Year Two Minimum”).

(iii) During the year beginning on the date that is two (2) years after the First Shipment Date and ending one (1) twelve-month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales (the “Year Three Minimum”).

(iv) During the year beginning on the date that is three (3) years after the First Shipment Date and ending one (1) twelve month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales (the “Year Four Minimum”).

(v) During the year beginning on the date that is four (4) years after the First Shipment Date and ending one (1) twelve-month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales (the “Year Five Minimum”).

(vi) During the year beginning on the date that is five (5) years after the First Shipment Date and ending one (1) twelve-month period thereafter: the greater of either: (A) [***]; or (B) [***] percent ([***]%) of Net Sales (the “Year Six Minimum”).

(c) For the avoidance of doubt, in the event that [***] percent ([***]%) of Net Sales exceed [***] in a twelve month period, the excess thereof will be applied to the next twelve-month period’s minimum Royalties.

(d) In the event that Licensee fails to meet the foregoing yearly minimums, Licensor’s sole remedy is to terminate this Agreement according to Section 14(b).

(e) Notwithstanding anything to the contrary contained elsewhere in this Agreement, in the event that the Royalties exceed [***], which amount is exclusive of the Initial License Fee, Licensee shall have paid up license and there will be no further royalty requirements.

5. Contract for Sales of the Compound:

The parties agree to negotiate in good faith for a contract for sales of the Compound by Licensor to Licensee having the following material terms:

(a) Licensor shall provide a discounted sales price for the Compound as follows: (i) the dry powder form of ErgoD2 at an initial cost of $[***] per kilogram; and (ii) the form of ErgoD2 Water at an initial cost of $[***] per gallon.

(b) Payment terms shall be [***] days after receipt of orders.

(c)  Prices subject to annual review and price adjustment to cover increases in price of raw materials.  Adjusted price increase not to exceed the actual labor and raw material price increases.

(d) Licensee will provide to Licensor, on a quarterly basis, a rolling 12 months’ forecast of estimated purchase requirements for the Compound.

(e) Licensor shall produce and deliver, on an “FOB - Licensor’s production facility” basis,  to Licensee ordered quantities to Licensee’s designated location within the continental U.S. within 30 days of receipt of Licensee’s order.

(f) The term of the contract for sales shall run contemporaneously with this Agreement.

6. Escrow:

(a) Licensor will at all times maintain an adequate supply of Compound to satisfy a six-month production forecast of estimated purchases.  Licensor will promptly provide to Licensee, at Licensee’s reasonable request, written confirmation that Licensor has an adequate supply of Compound to satisfy a six-month production forecast of estimated purchases.

(b) Information about formulas, processes, supplier information and Method of Production for the Compound to be held in escrow by a neutral, third party agreed to by the Parties.  Upon failure of Licensor to deliver the Compound ordered by licensee within a 60-day period, formulas, processes, and supplier information will be provided to licensee with license to practice the Technology to prepare the Compound.

7. Transfer of Certain Assets:

In the event that Licensor owns any personal property related to the Products, including inventory, unfilled bottles, unused labels and the like, the Parties agree in good faith to negotiate for the sale of such assets from the Licensor to the Licensee at no more than cost of production of these items.

8. Confidentiality:

(a) The Parties agree to treat as confidential any and all Confidential Information obtained from each other and to that end further agree that information disclosed pursuant to this Agreement relating to the Formulations, including efforts to commercialize the Formulations, shall be deemed Confidential Information.  Notwithstanding the foregoing, confidential information may be disclosed to the extent required by any law or regulation of any governmental authority having jurisdiction over any of the Parties, with appropriate efforts made to maintain confidentiality.  Both Parties shall maintain Confidential Information in confidence as set forth herein, however, the confidentiality of specific Confidential Information may be maintained for such finite period of time as the Parties may subsequently agree in writing.  There are no obligations of confidentiality as to specific information (a) which is publicly known at the time of disclosure under this Agreement or becomes publicly known at any time other than through disclosure by the recipient of the information; (b) which is demonstrably known to the recipient of the information prior to its receipt from the disclosure; (c) which is disclosed to the recipient by a third party not under an obligation of confidentiality and independently of the studies contemplated by this Agreement; or (d) for which disclosure has been approved by the mutual written consent of the Parties; or (e) independently developed without access to Confidential Information from the discloser.

9. Accounting:

(a) The Royalties shall be payable no later than [***] days after the end of each calendar quarter.

(b) Licensee shall keep complete and accurate records in sufficient detail to permit Licensor to confirm the accuracy of calculations of all payments made pursuant to Section 4 of this Agreement.  Such records shall be retained by Licensee for no less than a five (5) year period following the year in which any such payments were made.  No more than once per calendar year, Licensor shall have the option to engage at its own expense, an independent certified public accountant reasonably acceptable to Licensee, to examine, in confidence, such records kept by Licensee as may be necessary to determine, with respect to any calendar year, the correctness of any payment made pursuant to Section 4 of this Agreement. The report of such accountant shall be limited to a certificate verifying any report made or payment submitted by Licensee during such period but may include, in the event the accountant shall be unable to verify the correctness of any such payment, information relating to why such payment is unverifiable. All information contained in any such certificate shall be deemed to be Licensee’s Confidential Information hereunder. If any audit performed under this paragraph shall indicate that any payment due pursuant to Section 4 was underpaid, Licensee shall pay Licensor the amount of any underpayment promptly.

10. Intellectual Property Rights:

(a) Licensor’s Intellectual Property Rights.  Licensor is the sole owner or rightful licensee of all right, title and interest in and to the Copyrights, Technology, Formulations and Trademarks.  No ownership in any Copyrights, Technology, Formulations and/or Trademarks shall pass to the Licensee by the issuance of the license contained in this Agreement.  The Licensee’s use of Copyrights, Technology, Formulations and Trademarks is authorized only for the specific purposes and to the extent expressly set forth in this Agreement, and upon termination of this Agreement such authorization will cease immediately, subject to the provisions of Section 14(b), and the Licensee will promptly deliver to the Licensor all copies, extracts, summaries and other tangible embodiments of the Copyrights, Formulations and Trademarks which it may have obtained during the Term.  The Licensee has no, and does not and will not claim any, rights in or to any Copyrights, Technology, Formulations and/or Trademarks other than the limited grant of license made by the Licensor herein, and will acquire no additional rights during the Term unless the same are expressly granted in a writing signed by both Parties and evidencing separate consideration therefor.

(b) Licensee’s Intellectual Property Rights.  Licensee is the sole owner or rightful licensee of all right, title and interest in and to all of Licensee’s technology, proprietary concepts, ideas and developments related to the design, content, manufacture, marketing, sale and/or distribution of the Articles including, without limitation, those made with the Compound, and all technology, text, images, graphics, data and other information embodied or used therein, and any and all present or future generations, modifications, enhancements, improvements and copies thereof, and in all trademarks, trade names, service marks, trade dress, inventions, copyrights, patents, know-how and trade secrets used in or in connection with the Articles, including any and all of the foregoing which may be discovered, developed, created or obtained during the Term (collectively, the “Licensee’s Rights”).  Licensee’s Rights explicitly shall NOT include the Copyrights, Technology, Formulations and/or Trademarks.  Licensor has no, and does not and will not claim any, rights in or to any Licensee’s Rights, and will acquire no additional rights during the Term unless the same are expressly granted in a writing signed by both Parties and evidencing separate consideration therefor.

(c) No Reverse Engineering.  Licensee shall not reverse engineer or attempt to reverse engineer the Compound or its components during the Term.

(d) In the event a third party shall misappropriate any Copyrights, Formulations and/or Trademarks, Licensee shall give notice of that situation to Licensor, and Licensor shall take action to discontinue such misappropriation.

10A. Dr. Marvin Hausman’s Services:

(a) The parties acknowledge that Licensor currently employs Dr. Marvin Hausman (“Dr. Hausman”) as Licensor’s Chief Science and Technology Officer.

(b) During the Term and within the Territory, Licensor shall cause Dr. Hausman to provide spokesperson and public relations services to Licensee on a non-exclusive basis, which services include, without limitation, interviews and the like, on a quarterly basis during the first year of the Term and on a semi-annual basis thereafter, not to exceed eighteen (18) days in the first year and six (6) days in the second year (“Dr. Hausman’s Services”).

(c) Notwithstanding the foregoing provision, in no event will Dr. Hausman’s Services place an unreasonable burden on Dr. Hausman’s ability to fulfill his responsibilities as Chief Science & Technology Officer of Licensor.

(d) During the performance of Dr. Hausman’s Services, Licensor shall continue to pay Dr. Hausman for his employment as Licensor’s Chief Science and Technology Officer and cover all applicable benefits and insurance, provided that Licensee shall pay any and all pre-approved expenses of Dr. Hausman reasonably related to Dr. Hausman’s Services including, but not necessarily limited to, travel, lodging and sustenance.

(e) Upon Licensee’s request, Licensor shall cause Dr. Hausman to enter into a written agreement with Licensee on the terms set forth in this Section 10A.

11. Conditions Precedent and Due Diligence:

(a) Each and every obligation of Licensee to be performed under this Agreement shall be subject to the satisfaction prior to or on the Closing Date of the following conditions:

(i) The contract for sales of the Compound referenced in Section 5.

(ii) Licensee shall have completed Due Diligence Investigation to Licensee’s complete satisfaction; and

(iii) Compliance with the insurance requirements set forth in Section 13(d).

(b) Licensee shall have until April 1, 2017 (“Due Diligence Period”) to perform a reasonable investigation into the Copyrights, Formulations, Technology (outside of those Technology matters to be retained in escrow) and Trademarks (the “Due Diligence Investigation”).  The Due Diligence Period may be extended by the mutual written agreement of the Parties.  The date on which the Due Diligence Period ends is referred to as the “Closing Date”.  If during the Due Diligence Period, Licensee finds any information or conditions concerning the Copyrights, Formulations, Technology and/or Trademarks which are objectionable to Licensee within Licensee’s sole discretion, or Licensee elects for any or no reason whatsoever not to proceed with this Agreement, Licensee may terminate this Agreement by written notice to the Licensor delivered prior to the end of the Due Diligence Period.  For the avoidance of doubt, in the event that Licensee elects to not proceed with this Agreement on or before the Closing Date, Licensee is not obligated to pay Licensor the amount set forth in Section 4(a)(ii) hereunder.

(c) No later than ten (10) business days after the Effective Date, Licensor shall provide to Licensee the following:

(i) the Formulations.  Where appropriate, Licensor shall identify its trade secrets by appropriate marking of documents containing them, such as the legend “Proprietary” or “Confidential.”  For secrets transmitted orally, Licensor shall communicate similar indications orally;

(ii) samples of the Compound in amounts sufficient to prepare the Existing Products for testing;

(iii) various files for the production of Existing Products in electronic format to be determined in Licensee’s reasonable discretion, including labels, marketing materials and the like;

(iv) a list of personal property related to the Products, including inventory, unfilled bottles, unused labels and the like; and
(v) pertinent licenses, title documents and other information and documentation pertaining to the Copyrights, Formulations, Technology (outside of those Technology matters to be retained in escrow) and Trademarks.

 (b) During the Due Diligence Period, without cost to Licensee, Licensor shall assist and consult with Licensee or its designee upon reasonable request on any topic reasonably related to the Formulations, including formulation components other than those related to production of the Compound, formulating methods, manufacturing methods, plant identification, plant medicinal properties, sourcing of plant materials, information from users regarding safety, efficacy, and side effects, including anecdotal information, and any information useful in establishing a clinical study.

12. Warranties and Representations:

(a) The Parties hereby make the representations and warranties set forth below, as to such Party only, which representations are true and correct as of the Effective Date, and if any of such representations or warranties become untrue or materially misleading throughout the Term, the Party making such representation or warranty shall notify the other of such fact promptly upon becoming aware thereof:

(i) such party has all necessary rights and authorizations to enter into and perform this Agreement in accordance with its terms, and each person signing this Agreement for and on behalf of such party has the full corporate power and authority to execute and deliver this Agreement for and on behalf of such party, which Agreement, once so executed and delivered, will be the legally binding obligation of such party, enforceable against it in accordance with its terms;

(ii) nothing in this Agreement will cause such party to be in breach or violation of any: (A) law, regulation or court or administrative order to which such party is subject, or (B) provision of its organizational charter documents, or (C) material provision of any contract, arrangement, undertaking or understanding to which such party is a signatory, or by which its properties or assets is bound;

(iii) there is no demand, claim, suit, action, arbitration, or other proceeding, pending or, to the knowledge of such party, threatened, that questions or challenges the ability or right of such party to enter into this Agreement or to perform any of its obligations hereunder; and

(iv) each party is the lawful owner, or rightful licensee, of any and all technologies, proprietary rights and Confidential Information which it may grant, provide to, or deliver to the other party hereunder, free and clear of all encumbrances, charges, liabilities and obligations, and such technologies, proprietary rights and Confidential Information do not infringe, to the best of Licensor’s knowledge, upon the U.S. registered patent rights, or other intellectual property rights, of a third party.  The sharing or delivery of such items of technology, proprietary information and/or Confidential Information in the manner contemplated by this Agreement shall not infringe upon any third-party rights.

(b) Without limiting the generality of the foregoing, Licensor hereby makes the representations and warranties set forth below, as to Licensor only, which representations are true and correct as of the Effective Date, and if any of such representations or warranties become untrue or materially misleading throughout the Term, Licensor shall notify Licensee of such fact promptly upon becoming aware thereof:

(i) The Compound and the Existing Products are safe for the treatment of hair, skin and anti-aging;

(ii) Product claims made by Licensor on the Existing Products are true and correct;

(iii) The technologies, proprietary rights and Confidential Information granted, provided to and/or delivered by Licensor to Licensee hereunder are sufficient for Licensee’s use of the Compound in the Fields of Use including, without limitation, in the production of the Existing Products;

(iv) Licensee is the lawful owner, or rightful licensee, of the Patents, free and clear of all encumbrances, charges, liabilities and obligations;

(v) The Method of Production and the Formulations constitute “trade secrets” as such term is defined in 18 U.S.C. § 1839; and

(vi) Licensee is the lawful owner, or rightful licensee, of the Method of Production and other trade secrets, free and clear of all encumbrances, charges, liabilities and obligations; and the Method of Production does not infringe, to the best of Licensor’s knowledge, upon the U.S. registered patent rights, or other intellectual property rights, of a third party.

13. Indemnification and Insurance:

(a) Each Party (the “Indemnifying Party”) shall indemnify and hold the other Party and its officers, directors, principals, partners, employees, agents and representatives (each an “Indemnified Party”) harmless for, from, and against any and all losses, damages, liabilities, claims, suits, expenses and all other costs of any type, including reasonable attorneys’ fees (collectively, “Damages”), and shall reimburse each Indemnified Party for all Damages insofar as they result from, arise in connection with, or are related in any way to: (i) any breach by the Indemnifying Party of its representations, warranties, agreements or obligations hereunder;  (ii) any intentional or negligent act of omission or commission by the Indemnifying Party; (iii) the acts or omissions of the Indemnifying Party which are alleged to have caused any loss, property damage, personal injury, or death to any individual or entity; (iv) any claim, action or proceeding brought against Licensee or any affiliate that any Compound, Copyright and/or Formulation, or Trademark provided hereunder infringe any known or unknown patent, copyright, trademark, trade secret or other intellectual property rights of a third-party; or, (v)  the failure of Licensor to comply with the laws, rules, regulations, ordinances, statutes, codes and orders of any governmental or quasi-governmental or regulatory or administrative authority.  This Section 13(a) does not in any way limit any Party’s rights against the other for any breach of this Agreement, which remedies are cumulative and non-exclusive.

 (b) The foregoing indemnities will be provided, subject to the Indemnifying Party (a) promptly notifying the Indemnified Party in writing of the claim; and (b) allowing the Indemnifying Party to control the defense and reasonably cooperating with the Indemnifying Party in the defense and any related settlement negotiations, with the Indemnified Party having the right to approve any such settlement.

(c) During the Term, the Parties shall maintain general insurance of at least $1,000,000 per occurrence and $2,000,000 in aggregate, listing the other Party as an additional insured.  Within thirty (30) days after the Effective Date and thereafter annually between January 1 and January 31 of each year, each Party shall present evidence to the other Party that the coverage is being maintained as required above.  Each Party shall provide the other Party with at least thirty (30) days prior written notice of any change in or cancellation of the insurance coverage.

14. Termination:

(a) This Agreement may be terminated by either Party:

(i) at any time upon the material breach by the non-terminating Party of any agreement, covenant, representation or warranty contained herein, provided that the breaching Party shall have thirty (30) days in which to cure such breach to the non-breaching Party’s complete satisfaction (to the extent such breach is of a type which is capable of being cured);

(ii) immediately by the upon any notice of the insolvency, moratorium or assignment for the benefit of creditors, or the filing of any voluntary or involuntary petition for bankruptcy by or against the non-terminating Party.

(b) Without limiting the generality of the foregoing, this Agreement may be terminated by Licensor if Licensee fails to meet the yearly minimum Royalties set forth in Section 4(c), provided that, upon any such termination of this Agreement, Licensee shall have six (6) months to fulfill existing orders for Articles.

(c) Without limiting the generality of the foregoing, this Agreement may be terminated by Licensee:

(i) If total revenues based on gross invoiced sales of Articles during the first three (3) years of the Term fail to reach $[***], then Licensee may either: (i) terminate the Agreement; or (iii) reduce the minimum yearly Royalties to [***]% of Net Sales, provided that such Royalties will be paid until total revenue based on gross invoiced sales of Articles equal [***].

(ii) Without fault of Licensee or its employees, agents, or consultants, the Formulations become generally known in the Fields of Use;

(iii) The Formulations are disclosed by Licensor to a third party without obligation of confidence;

(iv) The Copyrights, Patents and/or Trademarks are rejected, denied, cancelled and/or otherwise invalidated;

(v) The Method of Production is disclosed by Licensor to a third party without obligation of confidence; and/or

(vi) Any of Licensee’s representations and warranties as set forth in Section 12(b) become untrue or materially misleading at any time during the Term.

(d) Except as otherwise specified herein, termination of this Agreement by either Party for any reason shall not relieve either Party of its duties owed to the other Party pursuant to the terms hereof, including without limitation the payment of all accrued but unpaid License Fees, where such Party’s duty arises out of its obligations to perform hereunder at any time prior to the effective date of such termination and including duties of confidentiality.

(e) Except as otherwise specified herein, termination under this Section does not in any way limit any Party’s rights against the other for any breach of this Agreement, which remedies are cumulative and non-exclusive.

15. Miscellaneous:

(a) All notices required or permitted to be given hereunder shall be in writing and sent by personal delivery, by facsimile or electronic scan, by overnight courier or by first class mail, registered or certified, postage prepaid with return receipt requested, addressed to the other Party at the address provided in the preamble to this Agreement, or to such other address as either Party may hereafter designate to the other in writing pursuant to this Section 15(a).  A notice under this Agreement will be effective on the date of personal delivery, or of delivery by facsimile or electronic scan (if verification of actual or electronic receipt can be provided), the next business day if sent by overnight courier, or three (3) business days after deposit in the U.S. mail.

(b) All payments hereunder shall be made via wire, corporate check or ACH.

(c) No waiver by either Party of default for any obligation of the other Party hereunder shall operate as a waiver in the case of any subsequent default by first Party.

(d) All monetary amounts are in United States dollars.

(e) The Parties agree that this Agreement will be understood to be in force under the laws of the State of New York.  In the event of a dispute arising under this Agreement, the Parties agree to meet in good faith to resolve the dispute. If such efforts are unsuccessful, the parties shall submit the dispute to non-binding mediation before a neutral mediator in New York prior to any lawsuit. The Parties consent to jurisdiction in the state and federal district of Southern District of New York in the event of a lawsuit.

(f) No other promise or written agreements will be permitted to change any of the terms of this Agreement, except and only to the extent that such changes result from subsequent written amendments agreed to and signed by both Parties.

(g) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A signed copy of this Agreement transmitted by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement for all purposes.

(h) This Agreement sets forth the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all negotiations, preliminary agreements, memoranda or letters of proposal or intent, discussions and understandings of the Parties.  All discussions between the Parties have merged into this Agreement, and neither party shall be bound by any definition, condition, understanding, representation, warranty, covenant or provision other than as expressly stated in or contemplated by this Agreement or as subsequently shall be set forth in writing and executed by a duly authorized representative of the Parties to be bound thereby. No amendment or modification of this Agreement shall be valid or binding upon the Parties, unless agreed upon by the Parties, made in writing, and signed on behalf of the Parties by their duly and legally authorized representative officers.

(i) If either party brings legal action to enforce its rights under this agreement, the prevailing party will be entitled to recover its expenses (including reasonable attorneys’ fees) incurred in connection with the action and any appeal.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of Licensee and Licensor.

_____________________________________ Entia Biosciences, Inc. By: _________________________________ Title: ________________________________ Date: ________________________________	_____________________________________ GROH BEAUTY CORP By: _________________________________ Title: ________________________________ Date: ________________________________

SCHEDULE A
[Copyrights]

SCHEDULE B
[Existing Products]

1. GROH Ergo Boost Daily Replenishing Supplement

2. GROH Ergo Boost Hair & Scalp Conditioning Treatment

3. GROH Ergo Boost Skin Repair Treatment

4. GROH Ergo Boost Skin Recharging Bar

5. GROH Ergo Boost Professional Series-Hair & Scalp Treatment

SCHEDULE C
[Patents]

1. US Patent Application 20140363379 - Hair, Skin and Nail

2. US Patent 8492106 B2

SCHEDULE D
[Trademarks]

1. THE BEAUTY OF WELLNESS - Reg. No. 4,703,565

2. CREATED BY NATURE, UNLOCKED BY THE SCIENCE - Reg. No.4,418,247

3. ERGOD2 - Reg. No 4,303,969

4. ERGO ESSENCE - Reg. No.  4,456,779

5. GROH ERGO   Boost” Reg. No. 4,501,187

6. GROH - Reg. No. 4,262,769

7. ORGANIC IS NOT ENOUGH - Reg. No. 4,495,008

8. UNLOCK YOUR INNER POWER TO GROH - Reg. No. 4,428,931.